UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 3, 2020
iRhythm Technologies, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-37918	20-8149544
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
699 8th Street, Suite 600
San Francisco, California 94103
(Address of principal executive office) (Zip Code)
(415) 632-5700
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	IRTC	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 3, 2020, iRhythm Technologies, Inc. (the “Company”) and Douglas J. Devine entered into an Offer Letter for Mr. Devine to become the Company’s Chief Financial Officer, starting on June 22, 2020. The Offer Letter is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Since November 2017, Mr. Devine has served as the Senior Vice President and Chief Financial Officer of GlobalFoundries, a global foundry for technology companies. From January 2014 to November 2017, Mr. Devine served as Chief Financial Officer and Sr. Vice President of UTAC Holdings Ltd., a semiconductor testing and assembly company. Mr. Devine was also Chief Financial Officer of Soraa Laser Diode, Inc., a lighting company, from January 2013 to December 2013 and Stion Corp., a solar company, from February 2011 to December 2013. Mr. Devine also served as Vice President of Finance of NVIDIA Corp., a computer gaming company, from September 2009 to March 2011 and as Senior Controller of Intel Corp. from April 1997 to September 2009. Mr. Devine received an M.B.A. in Finance and a Bachelor of Science in Engineering from the University of Michigan and is also a certified public accountant.

On June 4, 2020, Matthew C. Garrett announced that he was resigning from his position as Chief Financial Officer for personal reasons, effective June 22, 2020. In connection with his resignation, Mr. Garrett and the Company will enter into a consulting agreement pursuant to which Mr. Garrett will assist with the transition of his role to Mr. Devine and consult for the Company for a period of up to one year following his resignation. Under the consulting agreement, Mr. Garrett will be paid a retainer of $10,000 per month and his outstanding equity awards will continue to vest.

The Company issued a press release regarding Mr. Garrett’s planned resignation and Mr. Devine’s agreement to join the Company as its Chief Financial Officer. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
10.1	Offer Letter, dated June 3, 2020, by and between iRhythm Technologies, Inc. and Douglas J. Devine.
99.1	Press Release dated June 4, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IRHYTHM TECHNOLOGIES, INC.

Date: June 4, 2020	By:	/s/ Kevin M. King
Kevin M. King
Chief Executive Officer